UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

June 5, 2024 (May 31, 2024)
Date of Report (date of earliest event reported)

LUMOS PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35342	42-1491350
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4200 Marathon Blvd., Suite 200
Austin, Texas 78756
(Address of Principal Executive Offices)
(512) 215-2630
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LUMO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2024 Annual Meeting of Stockholders (the "2024 Annual Meeting") of Lumos Pharma, Inc. (the “Company”) was held May 31, 2024, for the following purposes:
•To elect the nominees for director, Chad A. Johnson and Lota S. Zoth, nominated by the Board of Directors of the Company (the “Board”), to serve until the 2027 Annual Meeting of Stockholders;
•To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 12, 2024 (the “Proxy Statement”);
•To select, on a non-binding, advisory basis, the frequency of how often the approval of the compensation of our named executive officers will be presented to our stockholders; and
•To ratify the selection by the Audit Committee of the Board of KPMG, LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024.

At the meeting, the stockholders of the Company:
•elected Chad A. Johnson and Lota S. Zoth as directors of the Company;
•approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Proxy Statement;
•approved, on a non-binding, advisory basis, the frequency of every one year for the frequency of future advisory votes on the compensation of the Company's named executive officers; and
•ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

The final voting results on each of the matters submitted to a vote of stockholders at the 2024 Annual Meeting are as follows:

	Election of Directors	For	Withheld	Broker Non-Votes
1.	Chad A. Johnson	3,531,517	544,327	2,434,840
	Lota S. Zoth	4,055,737	20,107	2,434,840

		For	Against	Abstentions	Broker Non-Votes
2.	Approval, on an advisory basis, of the compensation of the Company’s named executive officers	3,590,994	29,097	455,753	2,434,840

		1 year	2 years	3 years	Abstentions	Broker Non-Votes
3.	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of the Company's named executive officers	3,278,561	6,685	335,737	454,861	2,434,840

Based on these results and the recommendation of the Board in the Proxy Statement for the 2024 Annual Meeting, the Company will conduct an advisory vote on the compensation of its named executive officers once every year until such time as the next advisory vote on the preferred frequency of advisory votes on executive compensation is submitted to stockholders.

		For	Against	Abstentions
4.	Ratification of KPMG, LLP as independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024	6,050,515	457,802	2,367

Item 7.01    Regulation FD Disclosure.

On June 4, 2024, the Company issued a press release titled "Lumos Pharma Announces New Analyses of Phase 2 OraGrowtH212 Trial Presented at ENDO 2024."

A copy of the press release and an updated corporate slide deck are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated June 4, 2024, titled "Lumos Pharma Announces New Analyses of Phase 2 OraGrowtH212 Trial Presented at ENDO 2024."
99.2	Corporate Slide Deck
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:    June 5, 2024

LUMOS PHARMA, INC., a Delaware corporation

By:	/s/ Richard J. Hawkins
Richard J. Hawkins
Its:	Chief Executive Officer